UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 27, 2012

MURPHY OIL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-8590	71-0361522
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Peach Street P.O. Box 7000, El Dorado, Arkansas	71731-7000
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 870-862-6411

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On November 27, 2012, Murphy Oil Corporation (the “Company”) priced an offering of $550,000,000 aggregate principal amount of its 2.500% Notes due 2017 (the “2017 Notes”), $600,000,000 aggregate principal amount of its 3.700% Notes due 2022 (the “2022 Notes”) and $350,000,000 aggregate principal amount of its 5.125% Notes due 2042 (the “2042 Notes” and together with the 2017 Notes and the 2022 Notes, the “Notes”). The Notes were offered and sold pursuant to Terms Agreement (the “Terms Agreement”) dated November 27, 2012 (incorporating the Underwriting Agreement Standard Provisions dated November 27, 2012) among the Company and J.P. Morgan Securities, LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named therein (the “Underwriters”), under the Company’s automatic shelf registration statement (the “Registration Statement”) on Form S-3 (File No. 333-184287), including a prospectus dated October 4, 2012 and a prospectus supplement dated November 27, 2012. The Terms Agreement contains customary representations, warranties and covenants of the Company, conditions to closing, indemnification obligations of the Company and the Underwriters, and termination and other customary provisions.

The Notes were issued under an indenture dated May 18, 2012 (the “Base Indenture”) with U.S. Bank National Association, as trustee, as supplemented by the second supplemental indenture dated November 30, 2012 (the “Supplemental Indenture” and together with the Base Indenture, the “Indenture”). The issuance of the Notes is scheduled to close on November 30, 2012.

The 2017 Notes will bear interest at the rate of 2.500% per annum, the 2022 Notes will bear interest at the rate of 3.700% per annum and the 2042 Notes will bear interest at the rate of 5.125% per annum. Interest on the Notes may be adjusted in the circumstances set forth in the Indenture. Interest is payable on June 1 and December 1 of each year, beginning June 1, 2013. The 2017 Notes will mature on December 1, 2017, the 2022 Notes will mature on December 1, 2022 and the 2042 Notes will mature on December 1, 2042. The Company may redeem the Notes, in whole or in part, at any time at the applicable redemption prices. In addition, the Company may be required to repurchase all outstanding Notes upon the occurrence of a change of control triggering event, as set forth in the Indenture.

The Indenture contains certain restrictions, including a limitation that restricts the Company’s ability and the ability of its restricted subsidiaries to incur liens and enter into sale and leaseback transactions. The Indenture also restricts the ability of the Company to merge or consolidate with any other corporation or sell or convey all or substantially all of its assets.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Terms Agreement and the Supplemental Indenture (including the form of the Notes), each of which is incorporated by reference into the Registration Statement and is attached to this Current Report on Form 8-K as Exhibit 1.1 and Exhibit 4.1, respectively, and the Base Indenture, which was filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on May 18, 2012.

A copy of the opinion of Davis Polk & Wardwell LLP, special New York counsel to the Company, relating to the validity of the Notes, is incorporated by reference into the Registration Statement and is attached to this Current Report on Form 8-K as Exhibit 5.1.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

The following exhibits are filed as part of this Current Report:

1.1	Terms Agreement dated as of November 27, 2012 among Murphy Oil Corporation and J.P. Morgan Securities, LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named therein

4.1	Second Supplemental Indenture dated as of November 30, 2012 between Murphy Oil Corporation and U.S. Bank National Association, as trustee (including the Form of 2.500% Notes due 2017, Form of 3.700% Notes due 2022 and Form of 5.125% Notes due 2042)

5.1	Opinion of Davis Polk & Wardwell LLP

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MURPHY OIL CORPORATION

By:	/s/ John W. Eckart
Name: John W. Eckart
Title: Senior Vice President and Controller

Date: November 30, 2012

Exhibit Index

1.1	Terms Agreement dated as of November 27, 2012 among Murphy Oil Corporation and J.P. Morgan Securities, LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named therein

4.1	Second Supplemental Indenture dated as of November 30, 2012 between Murphy Oil Corporation and U.S. Bank National Association, as trustee (including the Form of 2.500% Notes due 2017, Form of 3.700% Notes due 2022 and Form of 5.125% Notes due 2042)

5.1	Opinion of Davis Polk & Wardwell LLP

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1)